SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 25, 2000
                        (Date of earliest event reported)



                                  NAVTECH, INC.
                    ----------------------------------------
               (Exact name of Registrant as specified in charter)



   Delaware                           0-15362                   11-2883366
----------------------------     ---------------------    ----------------------
(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                         Identification Number)


             2340 Garden Road, Suite 102, Monterey, California 93940
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883
                                                           --------------

Item 4.    Changes in Company's Certifying Accountant.
           ------------------------------------------

     On April 25, 2000, Navtech, Inc. (the "Company") dismissed Grant Thornton LLP as its independent certified public accountants. Such determination was made by the Company's Board of Directors.

     The reports of Grant Thornton LLP on the Company's financial statements as of October 31, 1998 and 1999 and for the years then ended neither contain an adverse opinion or a disclaimer of opinion nor is modified as to uncertainty, audit scope or accounting principles, except that the opinions included an explanatory paragraph that there were conditions that raised substantial doubt about the Company's ability to continue as a going concern.

     During the fiscal years ended October 31, 1998 and 1999 and the period from November 1, 1999 to April 25, 2000, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Effective April 27, 2000, the Company engaged Deloitte & Touche LLP as its independent certified public accountants with respect to the fiscal year ended October 31, 2000. The engagement of Deloitte & Touche was approved by the Board of Directors of the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

     (c) Exhibits. --------

          (i) Letter from Grant Thornton LLP to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  NAVTECH, INC.

Dated:  April 27, 2000                            By: /s/ Duncan Macdonald
                                                      --------------------
                                                      Duncan Macdonald
                                                      Chairman of the Board

                                                          April 28, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:      Navtech, Inc.

Ladies and Gentlemen:

     We have read Item 4 of Navtech, Inc.'s Form 8-K dated April 25, 2000 and are in agreement with the statements contained therein, except that we are not in a position to agree or disagree with (i) Navtech, Inc.'s statements that our dismissal was determined by the Company's Board of Directors or (ii) the fourth paragraph of Item 4.

                                                           Very truly yours,



                                                           GRANT THORNTON LLP